--------------------------------------------------------------------------------


                            NORTHWESTERN CORPORATION


                                       TO


                               JPMORGAN CHASE BANK


                                   as Trustee


                       -----------------------------------


                             SUPPLEMENTAL INDENTURE


                       Providing, among other things, for
          New Mortgage Bonds, Credit Agreement (2002) Series, due 2006


                       -----------------------------------


                          Dated as of February 1, 2003



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


        SUPPLEMENTAL INDENTURE, dated as of February 1, 2003 (this "Supplemental Indenture"), made by and between NORTHWESTERN CORPORATION (formerly known as NorthWestern Public Service Company), a corporation organized and existing under the laws of the State of Delaware (the "Company"), the post office address of which is 125 S. Dakota Avenue, Suite 1100, Sioux Falls, South Dakota 57104, and JPMORGAN CHASE BANK (successor by merger to The Chase Manhattan Bank (National Association)), a bank organized and existing under the laws of the State of New York (the "Trustee"), as Trustee under the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993, hereinafter mentioned, the post office address of which is 4 New York Plaza, 15th Floor, New York, New York 10004;

        WHEREAS, the Company has heretofore executed and delivered its General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 (the "Original Indenture"), to the Trustee, for the security of the Bonds of the Company issued and to be issued thereunder (the "Bonds"); and

        WHEREAS, the Company has heretofore executed and delivered to the Trustee five indentures supplemental to the Original Indenture, the first dated as of August 15, 1993, the second dated as of August 1, 1995 and each of the third, fourth and fifth dated as of September 1, 1995 (the Original Indenture, as supplemented and amended by the aforementioned five supplemental indentures and by this Supplemental Indenture, being hereinafter referred to as the "Indenture"); and

        WHEREAS, the Company desires to create a new series of Bonds to be issued under the Indenture, to be known as New Mortgage Bonds, Credit Agreement
(2002) Series, due 2006 (the "New Mortgage Bonds of the Credit Agreement (2002) Series"); and

        WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Indenture, and pursuant to appropriate resolutions of the Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

        WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

        NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        THAT NorthWestern Corporation, in consideration of the acceptance or the purchase and ownership (as applicable) from time to time of the Bonds and the service by the Trustee and its successors, under the Indenture and of One Dollar to it, duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trust under the Indenture, for the benefit of those who shall hold the Bonds as follows:

                                    ARTICLE I
                 DESCRIPTION OF NEW MORTGAGE BONDS OF THE CREDIT
                            AGREEMENT (2002) SERIES

        SECTION 1. The Company hereby creates a new series of Bonds to be known as "New Mortgage Bonds, Credit Agreement (2002) Series, due 2006." The New Mortgage Bonds of the Credit Agreement (2002) Series shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture, as supplemented and modified. The aggregate principal amount of New Mortgage Bonds of the Credit Agreement (2002) Series which may be authenticated and delivered under the Indenture (except for New Mortgage Bonds of the Credit Agreement (2002) Series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other New Mortgage Bonds of the Credit Agreement (2002) Series pursuant to the Indenture and except for New Mortgage Bonds of the Credit Agreement (2002) Series which, pursuant to the Indenture, are deemed never to have been authenticated and delivered under the Indenture) is limited to $110,000,000.

        New Mortgage Bonds of the Credit Agreement (2002) Series shall be issued to Credit Suisse First Boston, acting through its Cayman Islands Branch, as collateral agent (together with its successors in such capacity, the "Collateral Agent") under the Bond Collateral Agreement, dated as of February 10, 2003 (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the "Collateral Agreement"), between the Company and the Collateral Agent, to secure the obligations of the Company to pay when due the Applicable Share (as hereinafter defined) of the principal of and interest on the loans (the "Loans") made and outstanding under the Credit Agreement, dated as of December 17, 2002 (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the "Credit Agreement"), among the Company, as borrower, the several lenders from time to time parties thereto (the "Lenders") and Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent (together with its successors in such capacity, the "Administrative Agent").

        As used  herein,  "Applicable  Share"  means,  as of any day, a fraction
(expressed as a percentage rounded to the eighth decimal place), (i) the numerator of which is the aggregate principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series that are Outstanding on such day, and (ii) the denominator of which is the sum of (a) the aggregate principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series that are Outstanding on such day, plus (b) the aggregate principal amount of the First Mortgage Bonds, Credit Agreement (2002) Series, due 2006, of the Company (the "Montana Credit Agreement Bonds") that are outstanding on such day under the Company's Mortgage and Deed of Trust, dated as of October 1, 1945, relating (among other things) to property acquired by the Company from NorthWestern Energy, L.L.C., which in turn acquired such property from The Montana Power Company (as amended and supplemented, the "Montana Mortgage"). Initially, the Applicable Share will be 28.20512821% (being the expression as a percentage (rounded to the eighth decimal place) of a fraction, the numerator of which is $110,000,000 (the aggregate principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series that are to be issued and become Outstanding) and the denominator of which is $390,000,000 (the sum of $110,000,000, the aggregate principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series that are to be issued and become Outstanding, plus $280,000,000, the aggregate principal amount of the Montana Credit Agreement Bonds that are to be issued and become outstanding under the Montana Mortgage simultaneously with the issuance of the New Mortgage Bonds of the Credit Agreement (2002) Series). Pursuant to the Collateral Agreement, the Collateral Agent will furnish to the Trustee (with a copy to the Company) as soon as practicable after any change in the Applicable Share, a certificate, signed by a person purporting to be its duly authorized officer, notifying the Trustee of such change in the Applicable Share (an "Applicable Share Certificate"). Each Applicable Share Certificate shall set forth (i) the changed Applicable Share, (ii) the date such change occurred, (iii) the aggregate principal amount of the New Mortgage Bonds of the Credit Agreement
(2002) Series then Outstanding, and (iv) the aggregate principal amount of the Montana Credit Agreement Bonds then outstanding under the Montana Mortgage. The Trustee may conclusively presume that the Applicable Share is 28.20512821% unless and until the Trustee receives an Applicable Share Certificate. Following receipt by the Trustee of an Applicable Share Certificate, the Trustee may conclusively presume that the Applicable Share is as set forth in such Applicable Share Certificate unless and until the Trustee receives a subsequent Applicable Share Certificate.

        New Mortgage Bonds of the Credit Agreement (2002) Series shall mature on December 1, 2006 (the "Maturity Date"), with an installment of principal of the New Mortgage Bonds of the Credit Agreement (2002) Series in an amount equal to $275,000 (said amount representing one quarter of one percent (0.25%) of the original aggregate principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series) being payable on the last Business Day (as hereinafter defined) of each March, June, September and December occurring prior to the Maturity Date, commencing March 31, 2003, and the balance of the principal of the New Mortgage Bonds of the Credit Agreement (2002) Series being payable on the Maturity Date; in each case, unless an equal installment or balance of the principal of the Loans is not due and payable on such Business Day or the Maturity Date, as applicable, in accordance with the Credit Agreement by reason of prior prepayment of the Loans (in which event, there shall be due and payable on the New Mortgage Bonds of the Credit Agreement (2002) Series on such Business Day or on the Maturity Date, as applicable, an amount of principal of said bonds equal to the Applicable Share of the amount of principal of the Loans that is payable on such Business Day or on the Maturity Date, as applicable, in accordance with the Credit Agreement); the unpaid principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series shall bear interest at one or more variable interest rates per annum which rate or rates for each day shall be equal to the rate or rates per annum borne by the Loans in accordance with the Credit Agreement for such day (calculated in the manner provided in the Credit Agreement for the calculation of interest on the Loans), payable on each day on which interest is payable on the Loans in accordance with the Credit Agreement (and in an amount equal to the Applicable Share of the amount of interest that is payable on the Loans on such day in accordance with the Credit Agreement) to the Collateral Agent, as the registered owner, without regard to, or necessity for, any record date; the principal of and interest on each said Bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. New Mortgage Bonds of the Credit Agreement Series (2002) shall be dated as in Section 3.03(c) of the Original Indenture (as supplemented) provided. As used herein, "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

        As permitted pursuant to Sections 3.01 and 5.06 of the Mortgage (as supplemented), scheduled amortization payments with respect to the New Mortgage Bonds of the Credit Agreement (2002) Series (as specified for the New Mortgage Bonds of the Credit Agreement (2002) Series prior to the Maturity Date pursuant to the preceding paragraph of this Section 1) shall not constitute redemption in part of the New Mortgage Bonds of the Credit Agreement (2002) Series for purposes of Section 5.06 of the Mortgage (as supplemented) (and, therefore, surrender of the New Mortgage Bonds of the Credit Agreement (2002) Series shall not be a condition to the receipt by the registered owners of the New Mortgage Bonds of the Credit Agreement (2002) Series of such scheduled amortization payments).

        SECTION 2. New Mortgage Bonds of the Credit Agreement (2002) Series shall be issued only as registered Bonds without coupons of the denomination of $1,000, or any integral multiple of $1 in excess of $1,000, appropriately numbered. New Mortgage Bonds of the Credit Agreement (2002) Series may be exchanged, upon surrender thereof, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, for one or more New Mortgage Bonds of the Credit Agreement (2002) Series of other authorized denominations, for the same aggregate principal amount, subject to the terms and conditions set forth in the Indenture.

        New Mortgage Bonds of the Credit Agreement (2002) Series shall not be transferable except to any successor Collateral Agent under the Collateral Agreement; provided, however, that, subject to compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"),
(i) on or after the day on which the Loans are accelerated in accordance with the Credit Agreement (the "Acceleration Day"), all (but not less than all) of the New Mortgage Bonds of the Credit Agreement (2002) Series shall be transferable by the Collateral Agent (together with all (but not less than all) of the Montana Credit Agreement Bonds) to or upon the order of the Lenders in full satisfaction and discharge of the Loans and the Obligations (as defined in the Collateral Agreement) pursuant to Section 4.1 of the Collateral Agreement, and (ii) following such transfer by the Collateral Agent, New Mortgage Bonds of the Credit Agreement (2002) Series shall be transferable (without restriction (except as hereinafter in the following two paragraphs described)) by the registered owners thereof.

        As a condition precedent to any transfer of the New Mortgage Bonds of the Credit Agreement (2002) Series by the Collateral Agent, the Collateral Agent shall submit to the Company, the Trustee and the Bond Registrar (in addition to all other documents and instruments required to be submitted to the Bond Registrar pursuant to the Indenture) a certificate of the Collateral Agent, signed by a person purporting to be its duly authorized officer, certifying that the transferee in such transfer is a successor Collateral Agent under the Collateral Agreement or that the transferees in such transfer are the Lenders or Persons specified by the Lenders to which on or after the Acceleration Day all (but not less than all) of the New Mortgage Bonds of the Credit Agreement (2002) Series and all (but not less than all) of the Montana Credit Agreement Bonds are being transferred in full satisfaction and discharge of the Loans and the Obligations (as defined in the Collateral Agreement) pursuant to Section 4.1 of the Collateral Agreement (and the Trustee and the Bond Registrar may conclusively presume the statements in any such certificate of the Collateral Agent to be correct). As a condition precedent to the transfer of any New Mortgage Bond of the Credit Agreement
(2002) Series to a transferee other than a successor Collateral Agent, the transferor in such transfer shall deliver to the Company, the Trustee and the Bond Registrar (in addition to all other documents and instruments required to be submitted to the Bond Registrar pursuant to the Indenture) (i) an opinion of counsel reasonably satisfactory to the Company, the Trustee and the Bond Registrar, or (ii) a certificate of the transferor in such transfer, signed by a person purporting to be its duly authorized officer, reasonably satisfactory to the Company, the Trustee and the Bond Registrar, in either case, to the effect that such transfer is either (A) covered by an effective registration statement of the Company under the Securities Act (setting forth the registration number and the date of effectiveness of such registration statement), or (B) exempt from registration under the Securities Act (setting forth the applicable exemption from registration being relied upon and the reason such exemption is applicable to such transfer).

        Any transfer of New Mortgage Bonds of the Credit Agreement (2002) Series
(i) shall be subject to the provisions of Section 3.05 of the Indenture, except that the provisions of paragraph (g) of such Section 3.05 shall not be applicable to any transfer of New Mortgage Bonds of the Credit Agreement (2002) Series which occurs on or prior to the Remedy Exercise Day (as hereinafter defined) (and the Company hereby waives the provisions of such paragraph with respect to any such transfer), and (ii) shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

        The Company hereby waives any right to make any charge for any exchange or transfer of New Mortgage Bonds of the Credit Agreement (2002) Series by the Collateral Agent or any Person that is a direct transferee of the Collateral Agent (but not by any other transferee of New Mortgage Bonds of the Credit Agreement (2002) Series), whether to reimburse itself for any tax or taxes or other governmental charge or otherwise (it being understood that the Company shall pay any tax or taxes or governmental or other charge which may be payable by reason of any exchange or transfer of New Mortgage Bonds of the Credit Agreement (2002) Series by the Collateral Agent or any Person that is a direct transferee of the Collateral Agent). However, the Company reserves the right to require payment of a sum sufficient to cover any tax or taxes or governmental or other charge that may be imposed in connection with any transfer or exchange of New Mortgage Bonds of the Credit Agreement (2002) Series by any registered owner other than the Collateral Agent or any Person that is a direct transferee of the Collateral Agent, other than any exchange pursuant to Section 3.04, 5.06 or 14.06 of the Indenture not involving any transfer.

        The Company has appointed JPMorgan Chase Bank as its agent to receive New Mortgage Bonds of the Credit Agreement (2002) Series presented or surrendered for payment, to receive New Mortgage Bonds of the Credit Agreement
(2002) Series surrendered for registration of transfer or exchange and to receive notices and demands to or upon the Company in respect of the New Mortgage Bonds of the Credit Agreement (2002) Series and the Indenture; and the corporate trust office of JPMorgan Chase Bank in the Borough of Manhattan, The City of New York, State of New York shall be the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York at which such presentations, surrenders, notices and demands may be made or served.

        SECTION 3. The New Mortgage Bonds of the Credit Agreement (2002) Series and the Trustee's Certificate of Authentication shall be substantially in the following forms respectively:

        [The form of the New Mortgage Bond of the Credit Agreement (2002) Series begins on the following page of this Supplemental Indenture.]

         [FORM OF BOND OF THE CREDIT AGREEMENT (2002) SERIES, DUE 2006]

      TRANSFER OF THIS BOND IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER
       CONTAINED IN THE INDENTURE TO WHICH REFERENCE IS MADE IN THIS BOND.
      THE TRANSFER RESTRICTIONS ARE DESCRIBED ON THE REVERSE OF THIS BOND.

                            NORTHWESTERN CORPORATION
             (Incorporated under the laws of the State of Delaware)
           NEW MORTGAGE BOND, CREDIT AGREEMENT (2002) SERIES, DUE 2006

No. R-                                                            $_____________

        NorthWestern Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to Credit Suisse First Boston, acting through its Cayman Islands Branch, as collateral agent under the Bond Collateral Agreement to which reference is hereinafter made, or (subject to the transfer restrictions described on the reverse hereof) registered assigns, the sum of _________ dollars, in installments prior to, and the balance on, the first day of December, 2006 (the "Maturity Date"), in each case, in such amount as is described on the reverse hereof for such installment or such balance, as applicable, and in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest thereon as described on the reverse hereof in like coin or currency.

        The Bonds of the series of which this Bond is one have been issued to Credit Suisse First Boston, acting through its Cayman Islands Branch, as collateral agent (together with its successors in such capacity, the "Collateral Agent") under the Bond Collateral Agreement, dated as of the date set forth on the reverse hereof (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the "Collateral Agreement"), between the Company and the Collateral Agent, to secure the obligations of the Company to pay when due the Applicable Share (as hereinafter defined) of the principal of and interest on the loans (the "Loans") made and outstanding under the Credit Agreement, dated as of December 17, 2002 (as amended or otherwise modified, or as waived, or as replaced, in each case, from time to time in accordance with its terms, the "Credit Agreement"), among the Company, as borrower, the several lenders from time to time parties thereto (the "Lenders") and Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent (together with its successors in such capacity, the "Administrative Agent").

        This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the form of certificate endorsed herein shall have been signed by or on behalf of JPMorgan Chase Bank, the Trustee under the Indenture, or a successor trustee thereto under the Indenture, or by an authenticating agent duly appointed by the Trustee in accordance with the terms of the Indenture.

        The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

        IN WITNESS WHEREOF, NorthWestern Corporation has caused this Bond to be signed (manually or by facsimile signature) in its name by an Authorized Executive Officer, as defined in the Indenture, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested (manually or by facsimile signature) by an Authorized Executive Officer, as defined in the Indenture.

Dated:                               NORTHWESTERN CORPORATION
                                     By____________________________________
                                             Authorized Executive Officer
ATTEST:
By____________________________________
      Authorized Executive Officer




                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

        This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture and Supplemental Indenture dated as of February 1, 2003.

                                     JPMORGAN CHASE BANK, AS TRUSTEE
                                     By____________________________________
                                               Authorized Officer

                            [FORM OF REVERSE OF BOND]

Indenture and Series Designation
--------------------------------

        This Bond is one of a duly authorized issue of bonds of the Company (the "Bonds"), of the series hereinafter specified, all issued and to be issued under and equally secured by a General Mortgage Indenture and Deed of Trust (the "Indenture"), dated as of August 1, 1993, executed by the Company (under its then name, NorthWestern Public Service Company) to The Chase Manhattan Bank (National Association), the predecessor to JPMorgan Chase Bank (the "Trustee"), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of registered owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured (and for the definition of any capitalized term used herein but not defined herein (with any term defined herein and in the Indenture being used herein as defined herein)). The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as provided in the Indenture. This Bond is one of a series designated as the "New Mortgage Bonds, Credit Agreement (2002) Series, due 2006" (the "New Mortgage Bonds of the Credit
Agreement (2002) Series") of the Company issued under and secured by the Indenture and described in the supplemental indenture dated as of February 1, 2003 (the "Supplemental Indenture") between the Company and the Trustee, supplemental to the Indenture.

Issuance to Collateral Agent under Collateral Agreement
-------------------------------------------------------

        The Bonds of the Credit Agreement (2002) Series have been issued to the Collateral Agent under the Collateral Agreement to secure the obligations of the Company to pay when due the Applicable Share (as hereinafter defined) of the principal of and interest on the Loans made and outstanding under the Credit Agreement. The Collateral Agreement is dated as of February 10, 2003.

Principal
---------

        Principal of the New Mortgage Bonds of the Credit Agreement (2002) Series, of which this Bond is one, is scheduled to be paid as follows: (A) on the last Business Day (as hereinafter defined) of each March, June, September and December occurring prior to the Maturity Date (commencing March 31, 2003), an installment of principal of the New Mortgage Bonds of the Credit Agreement
(2002) Series in an amount equal to $275,000 (said amount representing one quarter of one percent (0.25%) of the original aggregate principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series) is due and payable; and (B) on December 1, 2006 (the "Maturity Date"), the balance of the principal of the New Mortgage Bonds of the Credit Agreement (2002) Series is due and payable; in each case, unless an equal installment or balance of the principal of the Loans is not due and payable on such Business Day or the Maturity Date, as applicable, in accordance with the Credit Agreement by reason of prior prepayment of the Loans (in which event, there shall be due and payable on the New Mortgage Bonds of the Credit Agreement (2002) Series on such Business Day or on the Maturity Date, as applicable, an amount of principal of said Bonds equal to the Applicable Share of the amount of principal of the Loans that is payable on such Business Day or on the Maturity Date, as applicable, in accordance with the Credit Agreement). As used herein, "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

Interest
--------

        The unpaid principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series, of which this Bond is one, bears interest at one or more variable interest rates per annum which rate or rates for each day shall be equal to the rate or rates per annum borne by the Loans in accordance with the Credit Agreement for such day (calculated in the manner provided in the Credit Agreement for the calculation of interest on the Loans), payable on each day on which interest is payable on the Loans in accordance with the Credit Agreement (and in an amount equal to the Applicable Share of the amount of interest that is payable on the Loans on such day in accordance with the Credit Agreement) to the Collateral Agent, as the registered owner, without regard to, or necessity for, any record date.

Applicable Share
----------------

        As used  herein,  "Applicable  Share"  means,  as of any day, a fraction
(expressed as a percentage rounded to the eighth decimal place), (i) the numerator of which is the aggregate principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series that are Outstanding on such day, and (ii) the denominator of which is the sum of (a) the aggregate principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series that are Outstanding on such day, plus (b) the aggregate principal amount of the First Mortgage Bonds, Credit Agreement (2002) Series, due 2006, of the Company (the "Montana Credit Agreement Bonds") that are outstanding on such day under the Company's Montana Mortgage (as defined in the Supplemental Indenture).

Redemption
----------

        New Mortgage Bonds of the Credit Agreement (2002) Series, of which this Bond is one, are subject to redemption as follows (but shall not otherwise be or become subject to redemption, whether at the option of the holders thereof or the Company or pursuant to any other requirements or provisions of the Indenture): (A) on each day on which the Loans are subject to prepayment in accordance with the Credit Agreement, New Mortgage Bonds of the Credit Agreement
(2002) Series shall be subject to redemption in an aggregate principal amount equal to the Applicable Share of the aggregate principal amount of the Loans that are so subject to prepayment on such day; and (B) on the day on which the Loans are accelerated in accordance with the Credit Agreement (the "Acceleration Day"), the entire aggregate principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series shall be subject to redemption (the "Acceleration Redemption"); in each case, without any necessity for notice or call by the Trustee (such notice and call being waived by the registered owners of the New Mortgage Bonds of the Credit Agreement (2002) Series by the acceptance of the New Mortgage Bonds of the Credit Agreement (2002) Series and in connection with each Redemption Demand (as hereinafter defined)). Redemption of New Mortgage Bonds of the Credit Agreement
(2002) Series, of which this Bond is one, shall be at a redemption price equal to the principal amount of such New Mortgage Bonds of the Credit Agreement
(2002) Series (without premium), together with interest accrued on said principal to and including the date of redemption (collectively, a "Redemption Amount"). In the event of any failure by the Company to pay when due the Redemption Amount with respect to any redemption of New Mortgage Bonds of the Credit Agreement (2002) Series, interest shall accrue on such unpaid Redemption Amount at the rate or rates (and in amounts equal to the Applicable Share of the amounts) of interest that accrue on the corresponding unpaid principal of and interest on the Loans in accordance with the Credit Agreement.

        The Trustee may conclusively presume that no redemption of New Mortgage Bonds of the Credit Agreement (2002) Series is required unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that the Loans are subject to prepayment or have been accelerated, in either case, in accordance with the Credit Agreement (a "Redemption Demand"). Each Redemption Demand also shall state the date on which the Loans are subject to prepayment or acceleration in accordance with the Credit Agreement, the principal amount of the Loans subject to such prepayment or acceleration on such date, the principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series to be redeemed on such date in accordance with the Supplemental Indenture by reason of such prepayment or acceleration, and the Redemption Amount payable with respect to such New Mortgage Bonds of the Credit Agreement (2002) Series (determined in accordance with the Supplemental Indenture and setting forth the amounts of the respective portions thereof representing principal of and interest on such New Mortgage Bonds of the Credit Agreement (2002) Series). Each Redemption Demand shall be accompanied by a written waiver by the Collateral Agent, as registered owner of all of the New Mortgage Bonds of the Credit Agreement (2002) Series then Outstanding, of notice of redemption and call for redemption by the Trustee of the New Mortgage Bonds of the Credit Agreement (2002) Series subject to redemption as described in such Redemption Demand. The Trustee may conclusively presume the statements contained in each Redemption Demand to be correct.

Additional Terms
----------------

        New Mortgage Bonds of the Credit Agreement (2002) Series shall be subject to the following other terms and conditions:

        (I) For the avoidance of any doubt (in the case of the following clauses
(i) and (ii)) and notwithstanding anything herein or in the Supplemental Indenture to the contrary other than the provisions of subdivision (III) below (in the case of the following clause (iii)): (i) prior to the Remedy Exercise Day (as hereinafter defined), each payment of principal of or interest on the New Mortgage Bonds of the Credit Agreement (2002) Series that becomes due and payable on any day (whether by reason of stated due date, acceleration, redemption or otherwise) shall correspond to, and be equal to the Applicable Share of, a payment of principal of or interest on the Loans that becomes due and payable on such day in accordance with the Credit Agreement; (ii) on the Acceleration Day, the

Redemption Amount with respect to the Acceleration Redemption shall be due and payable; and (iii) on and after the Remedy Exercise Day (as hereinafter defined), (a) the Redemption Amount with respect to the Acceleration Redemption shall bear interest (to the extent permitted by law in the case of interest on the portion of the Redemption Amount representing interest on the applicable Bonds) at a variable rate per annum which rate for each day shall be equal to the Prime-Based Rate (as defined in the Supplemental Indenture and as calculated by the Trustee) for such day plus 6.75%, payable to the registered owners of the New Mortgage Bonds of the Credit Agreement (2002) Series in the manner provided in Section 3.07(b) of the Original Indenture (as supplemented) or Section 10.07 of the Original Indenture (as supplemented), whichever is applicable, and (b) payments of principal of and interest on the New Mortgage Bonds of the Credit Agreement (2002) Series shall cease to correspond to payments of principal of and interest on the Loans (and shall not be satisfied and discharged by the satisfaction and discharge of the Loans).

        As used herein, "Remedy Exercise Day" means the day (on or after the Acceleration Day) on which all (but not less than all) of the New Mortgage Bonds of the Credit Agreement (2002) Series and all (but not less than all) of the Montana Credit Agreement Bonds are transferred by the Collateral Agent to or upon the order of the Lenders in full satisfaction and discharge of the Loans and the Obligations (as defined in the Collateral Agreement) pursuant to Section
4.1 of the Collateral Agreement (as such transfer is evidenced by the registration in the names of the transferees in such transfer of certificates evidencing all (but not less than all) of the New Mortgage Bonds of the Credit Agreement (2002) Series and all (but not less than all) of the Montana Credit Agreement Bonds). The Trustee may conclusively presume that the Remedy Exercise Day has not occurred unless and until it shall have received a written notice from the Collateral Agent, signed by a person purporting to be its duly authorized officer, stating that the Remedy Exercise Day has occurred (the "Remedy Exercise Day Notice"). The Remedy Exercise Day Notice (i) shall set forth the date of the Remedy Exercise Day, (ii) in the case of any such transfer with respect to which the Trustee is not the transfer agent, have attached thereto, as evidence of the transfer of the New Mortgage Bonds of the Credit Agreement (2002) Series and the Montana Credit Agreement Bonds that gave rise to the occurrence of the Remedy Exercise Day, copies of certificates registered in the names of the transferees in such transfer of all (but not less than all) of the New Mortgage Bonds of the Credit Agreement (2002) Series and all (but not less than all) of the Montana Credit Agreement Bonds, and (iii) if the Remedy Exercise Day Notice is received by the Trustee on a day other than the Remedy Exercise Day, the Prime Rate (as defined in the Supplemental Indenture) for each day on and after the Remedy Exercise Day and on and prior to the Business Day on which the Trustee received the Remedy Exercise Day Notice. The Trustee may conclusively presume the statements in the Remedy Exercise Day Notice to be correct.

        (II) Prior to the Remedy Exercise Day, the obligation of the Company to make each payment of principal of or interest on the New Mortgage Bonds of the Credit Agreement (2002) Series that becomes due and payable in accordance with the Supplemental Indenture (i) shall be fully satisfied and discharged if the corresponding payment of the principal of or interest on the Loans shall have been fully paid under and in accordance with the Credit Agreement, and (ii) shall be partially satisfied and discharged if the corresponding payment of the principal of or interest on the Loans shall have been partially paid under and in accordance with the Credit Agreement (such partial satisfaction and discharge with respect to the New Mortgage Bonds of the Credit Agreement (2002) Series to be in an amount equal to the Applicable Share of the amount of such partial payment with respect to the Loans). Without limitation of the foregoing, and for the avoidance of any doubt, it is expressly stated that, prior to the Remedy Exercise Day, the Trustee shall not be responsible for (i) the calculation of interest on the New Mortgage Bonds of the Credit Agreement (2002) Series, or (ii) the determination of any amount (including, without limitation, any principal of or interest on the Loans) that is payable or paid under the Credit Agreement.

        (III) Nothing in any of the New Mortgage  Bonds of the Credit  Agreement
(2002) Series (including, without limitation, any reference to the principal payable with respect to the New Mortgage Bonds of the Credit Agreement (2002) Series being determined on the basis of the Applicable Share of the principal payable with respect to the Loans) shall, or shall be deemed or construed to,
(i) increase the aggregate principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series that are Outstanding from time to time, (ii) cause or permit an amount of principal of the New Mortgage Bonds of the Credit Agreement (2002) Series to be or to become due and payable which, when added to all other principal of such Bonds theretofore paid, exceeds $110,000,000, or
(iii) cause or permit to be or become due and payable interest on the New Mortgage Bonds of the Credit Agreement (2002) Series which is payable on any principal of the New Mortgage Bonds of the Credit Agreement (2002) Series that is in excess of the principal of the New Mortgage Bonds of the Credit Agreement
(2002) Series as restricted pursuant to the preceding clauses (i) and (ii).

Transfer Restrictions
---------------------

        New Mortgage Bonds of the Credit Agreement (2002) Series shall not be transferable except to any successor Collateral Agent under the Collateral Agreement; provided, however, that, subject to compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"),
(i) on or after the Acceleration Day, all (but not less than all) of the New Mortgage Bonds of the Credit Agreement (2002) Series (together with all (but not less than all) of the Montana Credit Agreement Bonds) shall be transferable by the Collateral Agent to or upon the order of the Lenders in full satisfaction and discharge of the Loans and the Obligations (as defined in the Collateral Agreement) pursuant to Section 4.1 of the Collateral Agreement, and (ii) following such transfer by the Collateral Agent, New Mortgage Bonds of the Credit Agreement (2002) Series shall be transferable (without restriction (except as hereinafter in the following two paragraphs described)) by the registered owners thereof.

        As a condition precedent to any transfer of the New Mortgage Bonds of the Credit Agreement (2002) Series by the Collateral Agent, the Collateral Agent shall submit to the Company, the Trustee and the Bond Registrar (in addition to all other documents and instruments required to be submitted to the Bond Registrar pursuant to the Indenture) a certificate of the Collateral Agent, signed by a person purporting to be its duly authorized officer, certifying that the transferee in such transfer is a successor Collateral Agent under the Collateral Agreement or that the transferees in such transfer are the Lenders or Persons specified by the Lenders to which on or after the Acceleration Day all (but not less than all) of the New Mortgage Bonds of the Credit Agreement (2002) Series and all (but not less than all) of the Montana Credit Agreement Bonds are being transferred in full satisfaction and discharge of the Loans pursuant to Section 4.1 of the Collateral Agreement (and the Trustee and the Bond Registrar may conclusively presume the statements in any such certificate of the Collateral Agent to be correct). As a condition precedent to the transfer of any New Mortgage Bond of the Credit Agreement
(2002) Series to a transferee other than a successor Collateral Agent, the transferor shall deliver to the Company, the Trustee and the Bond Registrar (in addition to all other documents and instruments required to be submitted to the Bond Registrar pursuant to the Indenture) (i) an opinion of counsel reasonably satisfactory to the Company, the Trustee and the Bond Registrar, or (ii) a certificate of the transferor in such transfer, signed by a person purporting to be its duly authorized officer, reasonably satisfactory to the Company, the Trustee and the Bond Registrar, in either case, to the effect that such transfer is either (A) covered by an effective registration statement of the Company under the Securities Act (setting forth the registration number and the date of effectiveness of such registration statement), or (B) exempt from registration under the Securities Act (setting forth the applicable exemption from registration being relied upon and the reason such exemption is applicable to such transfer).

        Any transfer of New Mortgage Bonds of the Credit Agreement (2002) Series
(i) shall be subject to the provisions of Section 3.05 of the Indenture, except that the provisions of paragraph (g) of such Section 3.05 shall not be applicable to any transfer of New Mortgage Bonds of the Credit Agreement (2002) Series which occurs on or prior to the Remedy Exercise Day, and (ii) shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

        The Company has waived any right to make any charge for any exchange or transfer of New Mortgage Bonds of the Credit Agreement (2002) Series by the Collateral Agent or any Person that is a direct transferee of the Collateral Agent (but not by any other transferee of New Mortgage Bonds of the Credit Agreement (2002) Series), whether to reimburse itself for any tax or taxes or other governmental charge or otherwise (it being understood that the Company shall pay any tax or taxes or governmental or other charge which may be payable by reason of any exchange or transfer of New Mortgage Bonds of the Credit Agreement (2002) Series by the Collateral Agent or any Person that is a direct transferee of the Collateral Agent). However, the Company reserves the right to require payment of a sum sufficient to cover any tax or taxes or governmental or other charge that may be imposed in connection with any transfer or exchange of New Mortgage Bonds of the Credit Agreement (2002) Series by any registered owner other than the Collateral Agent or any Person that is a direct transferee of the Collateral Agent, other than any exchange pursuant to Section 3.04, 5.06 or
14.06 of the Indenture not involving any transfer.

General
-------

        To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds may be made with the consent of the Company by an affirmative vote of the holders of a majority in aggregate principal amount of the Bonds entitled to vote then outstanding, at a meeting of the holders of the Bonds called and held as provided in the Indenture, and by an affirmative vote of the holders of a majority in aggregate principal amount of the Bonds of any series or any tranche or tranches of any series entitled to vote then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds or of any tranche or tranches of any series of Bonds then Outstanding under the Indenture are so affected; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest or premium, if any, on this Bond.

        In case an Event of Default, as defined in the Indenture, shall occur, the principal of all the New Mortgage Bonds of the Credit Agreement (2002) Series at any such time Outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may be rescinded under certain circumstances.

                                   ARTICLE II
                       ISSUE OF NEW MORTGAGE BONDS OF THE
                         CREDIT AGREEMENT (2002) SERIES

        SECTION 1. The Company hereby exercises the right to obtain the authentication of $62,500,000 principal amount of Bonds pursuant to the terms of
Section 4.03 of the Indenture. All such Bonds shall be New Mortgage Bonds of the Credit Agreement (2002) Series.

        SECTION 2. The Company hereby exercises the right to obtain the authentication of $47,500,000 principal amount of Bonds pursuant to the terms of
Section 4.04 of the Indenture. All such Bonds shall be New Mortgage Bonds of the Credit Agreement (2002) Series.

        SECTION 3. Such New Mortgage Bonds of the Credit Agreement (2002) Series may be authenticated and delivered prior to the filing for recordation of this Supplemental Indenture.

                                  ARTICLE III
                         REDEMPTION AND OTHER PROVISIONS

        SECTION 1. New Mortgage Bonds of the Credit Agreement (2002) Series shall be subject to the following redemption and other terms and conditions:

        (I) New Mortgage Bonds of the Credit Agreement (2002) Series shall be subject to redemption as follows (but shall not otherwise be or become subject to redemption, whether at the option of the holders thereof or the Company or pursuant to any other requirements or provisions of the Indenture): (A) on each day on which the Loans are subject to prepayment in accordance with the Credit Agreement, New Mortgage Bonds of the Credit Agreement (2002) Series shall be subject to redemption in an aggregate principal amount equal to the Applicable Share of the aggregate principal amount of the Loans that are so subject to prepayment on such day; and (B) on the Acceleration Day, the entire aggregate principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series shall be subject to redemption (the "Acceleration Redemption"); in each case, without any necessity for notice or call by the Trustee (such notice and call being waived by the registered owners of the New Mortgage Bonds of the Credit Agreement (2002) Series by the acceptance of the New Mortgage Bonds of the Credit Agreement (2002) Series and in connection with each Redemption Demand hereinafter described). Redemption of New Mortgage Bonds of the Credit Agreement
(2002) Series shall be at a redemption price equal to the principal amount of such New Mortgage Bonds of the Credit Agreement (2002) Series (without premium), together with interest accrued on said principal to and including the date of redemption (collectively, a "Redemption Amount"). In the event of any failure by the Company to pay when due the Redemption Amount with respect to any redemption of New Mortgage Bonds of the Credit Agreement (2002) Series, interest shall accrue on such unpaid Redemption Amount at the rate or rates (and in amounts equal to the Applicable Share of the amounts) of interest that accrue on the corresponding unpaid principal of and interest on the Loans in accordance with the Credit Agreement.

        The Trustee may conclusively presume that no redemption of New Mortgage Bonds of the Credit Agreement (2002) Series is required pursuant to this subdivision (I) unless and until it shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating that the Loans are subject to prepayment or have been accelerated, in either case, in accordance with the Credit Agreement (a "Redemption Demand"). Each Redemption Demand also shall state the date on which the Loans are subject to prepayment or acceleration in accordance with the Credit Agreement, the principal amount of the Loans subject to such prepayment or acceleration on such date, the principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series to be redeemed on such date in accordance with this Supplemental Indenture by reason of such prepayment or acceleration, and the Redemption Amount payable with respect to such New Mortgage Bonds of the Credit Agreement (2002) Series (determined in accordance with this Supplemental Indenture and setting forth the amounts of the respective portions thereof representing principal of and interest on such Bonds). Each Redemption Demand shall be accompanied by a written waiver by the Collateral Agent, as registered owner of all of the New Mortgage Bonds of the Credit Agreement (2002) Series then Outstanding, of notice of redemption and call for redemption by the Trustee of the New Mortgage Bonds of the Credit Agreement (2002) Series subject to redemption as described in such Redemption Demand. The Trustee may conclusively presume the statements contained in each Redemption Demand to be correct.

        (II) For the avoidance of any doubt (in the case of the following clauses (i) and (ii)) and notwithstanding anything herein or in any of the New Mortgage Bonds of the

Credit Agreement (2002) Series to the contrary other than the provisions of subdivision (IV) below (in the case of the following clause (iii)): (i) prior to the Remedy Exercise Day (as hereinafter defined), each payment of principal of or interest on the New Mortgage Bonds of the Credit Agreement (2002) Series that becomes due and payable on any day in accordance with this Supplemental Indenture (whether by reason of stated due date, acceleration, redemption or otherwise) shall correspond to, and be equal to the Applicable Share of, a payment of principal of or interest on the Loans that becomes due and payable on such day in accordance with the Credit Agreement; (ii) on the Acceleration Day, the Redemption Amount with respect to the Acceleration Redemption shall be due and payable; and (iii) on and after the Remedy Exercise Day (as hereinafter defined), (a) the Redemption Amount with respect to the Acceleration Redemption shall bear interest (to the extent permitted by law in the case of interest on the portion of the Redemption Amount representing interest on the applicable Bonds) at a variable rate per annum which rate for each day shall be equal to the Prime-Based Rate (as hereinafter defined and as calculated by the Trustee) for such day plus 6.75%, payable to the registered owners of the New Mortgage Bonds of the Credit Agreement (2002) Series in the manner provided in Section 3.07(b) of the Original Indenture (as supplemented) or Section 10.07 of the Original Indenture (as supplemented), whichever is applicable, and (b) payments of principal of and interest on the New Mortgage Bonds of the Credit Agreement
(2002) Series shall cease to correspond to payments of principal of and interest on the Loans (and shall not be satisfied and discharged by the satisfaction and discharge of the Loans).

        As used herein, "Remedy Exercise Day" means the day (on or after the Acceleration Day) on which all (but not less than all) of the New Mortgage Bonds of the Credit Agreement (2002) Series and all (but not less than all) of the Montana Credit Agreement Bonds are transferred by the Collateral Agent to or upon the order of the Lenders in full satisfaction and discharge of the Loans and the Obligations (as defined in the Collateral Agreement) pursuant to Section
4.1 of the Collateral Agreement (as such transfer is evidenced by the registration in the names of the transferees in such transfer of certificates evidencing all (but not less than all) of the New Mortgage Bonds of the Credit Agreement (2002) Series and all (but not less than all) of the Montana Credit Agreement Bonds). The Trustee may conclusively presume that the Remedy Exercise Day has not occurred unless and until it shall have received a written notice from the Collateral Agent, signed by a person purporting to be its duly authorized officer, stating that the Remedy Exercise Day has occurred (the "Remedy Exercise Day Notice"). The Remedy Exercise Day Notice (i) shall set forth (i) the date of the Remedy Exercise Day, (ii) in the case of any such transfer with respect to which the Trustee is not the transfer agent, have attached thereto, as evidence of the transfer of the New Mortgage Bonds of the Credit Agreement (2002) Series and the Montana Credit Agreement Bonds that gave rise to the occurrence of the Remedy Exercise Day, copies of certificates registered in the names of the transferees in such transfer of all (but not less than all) of the New Mortgage Bonds of the Credit Agreement (2002) Series and all (but not less than all) of the Montana Credit Agreement Bonds, and (iii) if the Remedy Exercise Day Notice is received by the Trustee on a day other than the Remedy Exercise Day, the Prime Rate (as hereinafter defined) for each day on and after the Remedy Exercise Day and on and prior to the Business Day on which the Trustee received the Remedy Exercise Day Notice. The Trustee may conclusively presume the statements in the Remedy Exercise Day Notice to be correct.

        As used herein, "Prime-Based Rate" means, with respect to a particular day (on or after the Remedy Exercise Day), the higher rate per annum of: (i) the "Prime Rate" (as hereinafter defined) for such day; and (ii) 4.0%. As used herein, "Prime Rate" means, with respect to a particular day, the "Prime-1 Rate" for such day as such rate shall appear on the Business Day next succeeding such day on the display on Moneyline Telerate, Inc. or any successor service on page 128 or any page that may replace page 128 on such service; provided that (a) if such day is not a Business Day, the Prime Rate for such day shall be such rate for the next preceding Business Day as so appearing on the next succeeding
Business Day, and (b) if no such rate so appears on such next succeeding Business Day, the Prime Rate for such day shall be the "prime rate" for such day (or, if such day is not a Business Day, for the next preceding Business Day) as such rate appears on the next succeeding Business Day in the Wall Street Journal under the caption "Money Rates" (or if the Wall Street Journal ceases to be published or of general circulation, such other financial journal or newspaper of general circulation as is selected by the Trustee); provided further that if no rate so appears on such next succeeding Business Day in the Wall Street Journal or such other financial journal or newspaper of general circulation, the Prime Rate for such day shall be the Prime Rate in effect with respect to the day on which the Prime Rate was last determinable in accordance with the foregoing provisions of this definition; and provided further that the Prime Rate for each day on and after the Remedy Exercise Day and on and prior to the Business Day on which the Trustee received the Remedy Exercise Day Notice shall be (i) the rate stated in the Remedy Exercise Day Notice as the Prime Rate for such day, or (ii) if no such rate for such day is stated in the Remedy Exercise Day Notice, the Prime Rate for the Business Day next succeeding the Business Day on which the Trustee received the Remedy Exercise Day Notice (as determined in accordance with the foregoing provisions of this definition).

        (III) Prior to the Remedy Exercise Day, the obligation of the Company to make each payment of principal of or interest on the New Mortgage Bonds of the Credit Agreement (2002) Series that becomes due and payable in accordance with this Supplemental Indenture (i) shall be fully satisfied and discharged if the corresponding payment of the principal of or interest on the Loans shall have been fully paid under and in accordance with the Credit Agreement, and (ii) shall be partially satisfied and discharged if the corresponding payment of the principal of or interest on the Loans shall have been partially paid under and in accordance with the Credit Agreement (such partial satisfaction and discharge with respect to the New Mortgage Bonds of the Credit Agreement (2002) Series to be in an amount equal to the Applicable Share of the amount of such partial payment with respect to the Loans). Prior to the Remedy Exercise Day, the Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and interest on New Mortgage Bonds of the Credit Agreement (2002) Series shall have been fully satisfied and discharged unless and until the Trustee shall have received a written notice from the Administrative Agent, signed by a person purporting to be its duly authorized officer, stating (i) that the Company has failed to make timely payment in full or in part of an amount of principal of and/or interest on the Loans which became due and payable in accordance with the Credit Agreement, (ii) the amount and date of such payment of principal of and/or interest on the Loans which the Company has failed to make in accordance with the Credit Agreement, and (iii) the amount of principal of and/or interest on the New Mortgage Bonds of the Credit Agreement (2002) Series which, in accordance with this Supplemental Indenture, has not been satisfied and discharged by reason of such failure of the Company. The Trustee may conclusively presume the statements contained in any such notice from the Administrative Agent to be correct (unless and until the Trustee shall receive a subsequent and/or modified notice from the Administrative Agent pursuant to and in accordance with this subdivision III). Without limitation of the foregoing, and for the avoidance of any doubt, it is expressly stated that, prior to the Remedy Exercise Day, the Trustee shall not be responsible for (i) the calculation of interest on the New Mortgage Bonds of the Credit Agreement (2002) Series, or (ii) the determination of any amount (including, without limitation, any principal of or interest on the Loans) that is payable or paid under the Credit Agreement.

        (IV) Nothing herein or in any of the New Mortgage Bonds of the Credit Agreement (2002) Series (including, without limitation, any reference to the principal payable with respect to the New Mortgage Bonds of the Credit Agreement
(2002) Series being determined on the basis of the Applicable Share of the principal payable with respect to the Loans) shall, or shall be deemed or construed to, (i) increase the aggregate principal amount of the New Mortgage Bonds of the Credit Agreement (2002) Series that are Outstanding from time to time, (ii) cause or permit an amount of principal of the New Mortgage Bonds of the Credit Agreement (2002) Series to be or to become due and payable which, when added to all other principal of such Bonds theretofore paid, exceeds $110,000,000, or (iii) cause or permit to be or to become due and payable interest on the New Mortgage Bonds of the Credit Agreement (2002) Series which is payable on any principal of the New Mortgage Bonds of the Credit Agreement
(2002) Series that is in excess of the principal of the New Mortgage Bonds of the Credit Agreement (2002) Series as restricted pursuant to the preceding clauses (i) and (ii).

        (V) The provisions of Sections 1.l6 and 3.07(b) of the Original Indenture shall not be applicable with respect to New Mortgage Bonds of the Credit Agreement Series (2002) prior to the Remedy Exercise Day (the provisions of such Bonds establishing the dates for payment of principal and interest on such Bonds prior to the Remedy Exercise Day being in lieu of the provisions of
Section 1.16 of the Original Indenture).

                                   ARTICLE IV
                   ADDITIONAL COVENANT FOR THE BENEFIT OF THE
            NEW MORTGAGE BONDS OF THE CREDIT AGREEMENT (2002) SERIES

        SECTION 1. The Company covenants that so long as any of the New Mortgage Bonds of the Credit Agreement (2002) Series shall remain Outstanding, (i) the Company shall not submit a request to the Trustee or otherwise apply to the Trustee for (a) the authentication and delivery of Bonds pursuant to Article Four of the Original Indenture (as supplemented), (b) the application of insurance proceeds pursuant to Section 6.07 of the Original Indenture (as supplemented), (c) the release of property (including the withdrawal of proceeds of insurance or other cash) pursuant to Article Eight of the Original Indenture (as supplemented), or (d) the execution and delivery of an indenture supplemental to the Indenture (any such request or application being referred to as an "Application"), in any such case, unless the Company shall have given to the Administrative Agent, at least the Required Number of Days (as hereinafter defined) prior to the submission to the Trustee of such Application, notice of its intention to apply to the Trustee for the taking of such action (an "Administrative Agent Notice"), and (ii) the Company shall have furnished to the Trustee, in addition to the other materials required by the provisions of the Original Indenture (as supplemented) to be furnished to the Trustee as part of such Application, a copy of the Administrative Agent Notice with respect to such Application and an Officer's Certificate to the effect that at least the Required Number of Days has elapsed subsequent to the giving by the Company to the Administrative Agent of the Administrative Agent Notice with respect to such Application and prior to the submission to the Trustee of such Application (an "Administrative Agent Notice Certificate"). Receipt by the
Trustee of a copy of the Administrative Agent Notice and the Administrative Agent Notice Certificate with respect to an Application shall be conditions to any action applied for in such Application. As used herein, "Required Number of Days" means, with respect to an Application, three (3) Business Days (as defined in Article I, Section 1 of this Supplemental Indenture) or such shorter period of time to which the Administrative Agent shall have agreed in writing. For the avoidance of doubt, it is expressly stated that (i) an Administrative Agent Notice may cover one or more different Applications and/or one or more different actions to be taken pursuant to the same or different provisions of the Original Indenture (as supplemented), and (ii) notwithstanding the number of Applications or actions covered by an Administrative Agent Notice, such Administrative Agent Notice need be given by the Company to the Administrative Agent only once (at least the Required Number of Days prior to the submission to the Trustee of the first Application covered by such Administrative Agent Notice).

                                   ARTICLE V
                             AMENDMENTS TO MORTGAGE

        SECTION 1. Section 1.03 of the Original Indenture is amended by adding at the end thereof the following additional paragraph:

               Notwithstanding anything herein to the contrary, (i) with respect to the Net Earnings Certificate required as a condition to the issuance of New Mortgage Bonds of the Credit Agreement (2002) Series pursuant to
        Section 4.03 and, if applicable, Section 4.04 of the Original Indenture, and (ii) with respect to each Net Earnings Certificate required at any time at which (a) any of the New Mortgage Bonds of the Credit Agreement
        (2002) Series are Outstanding under the Indenture, and (b) any bonds are outstanding under the Montana Mortgage, the "Adjusted Net Earnings of the Company" shall be, and shall be stated in such Net Earnings Certificate to be, the lesser of (A) the amount (for the applicable period selected in accordance with paragraph (a) of this Section 1.03) determined in accordance with paragraph (a) of this Section 1.03 (and the other provisions of this Section 1.03 that are relevant to such paragraph) on the basis of (i) the items set forth in clauses (i) and (ii) of paragraph (a) of this Section 1.03 being such portions of such items of the Company as have been reasonably allocated by the Company to or from the Mortgaged Property as a plant or plants and an operating system or operating systems in a manner consistent with the manner of allocation utilized and/or to be utilized by the Company in making calculations of the "Adjusted Net Earnings of the Company" under and as defined in the Montana Mortgage, and (ii) the item set forth in clause (iv) of paragraph (a) of this Section 1.03 being calculated without regard to income derived by the Company from any electric and/or gas utility business of the Company in which the Mortgaged Property is not utilized (but otherwise in accordance this Section 1.03), and (B) the amount (for the applicable period selected in accordance with paragraph (a) of this Section 1.03) determined in accordance with paragraph (a) of this Section 1.03 (and the other provisions of this Section 1.03 that are relevant to such paragraph) (without any allocation or distinction as to the derivation of the items set forth in any of the clauses of paragraph (a) of this Section 1.03, other than allocation or distinction between (i) the electric and/or gas utility business or businesses in which the Company is engaged (whether or not the Mortgaged Property is utilized in connection therewith), and
        (ii) the other business or businesses (if any) in which the Company is engaged (with such other business or businesses being given effect under the item set forth in clause (iv) of paragraph (a) of this Section 1.03). Each such Net Earnings Certificate shall contain a statement of the signers of such Net Earnings Certificate that, in the opinion of such signers, the allocations made in the calculations of "Adjusted Net Earnings of the Company" as set forth in such Net Earnings Certificate are in accordance with the requirements of this final paragraph of this
        Section 1.03.

                                   ARTICLE VI
                                   THE TRUSTEE

        The Trustee hereby accepts the trust hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Indenture set forth and upon the following terms and conditions:

        The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article Eleven of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

        Except as otherwise defined herein, all capitalized terms used in this Supplemental Indenture have the meanings stated in the Original Indenture, as heretofore supplemented.

        This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

                            [Signature Pages Follow]

        IN WITNESS WHEREOF, NorthWestern Corporation has caused this Supplemental Indenture to be executed on its behalf by an Authorized Executive Officer as defined in the Indenture, and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by an Authorized Executive Officer as defined in the Indenture; and JPMorgan Chase Bank, in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or one of its Vice Presidents; all as of the 1st day of February, 2003.

                                NORTHWESTERN CORPORATION


                                By   /s/ Eric R. Jacobsen
                                    ------------------------------------
                                    Eric R. Jacobsen

(CORPORATE SEAL)

ATTEST:


 /s/ Alan D. Dietrich
------------------------------------
         Alan D. Dietrich



                                JPMORGAN CHASE BANK


                                By   /s/ L. O'Brien
                                    --------------------------------------------
                                    Vice President

(CORPORATE SEAL)

ATTEST:



/s/ William G. Keenan
------------------------------------
         Vice President

STATE OF SOUTH DAKOTA               )
                                    ) SS
COUNTY OF MINNEHAHA                 )

        BE IT REMEMBERED, that on this 10th day of February, 2003, before me, Karen L. Smook, a Notary Public within and for the County and State aforesaid, personally came Eric R. Jacobsen, Senior Vice President, General Counsel, Chief Legal Officer and Assistant Corporate Secretary and an Authorized Executive
Officer (as such term is defined in the Indenture referred to in the foregoing Supplemental Indenture) and Alan D. Dietrich, the Corporate Secretary and an Authorized Executive Officer (as such term is defined in the Indenture referred to in the foregoing Supplemental Indenture) of NorthWestern Corporation, a Delaware corporation, who are personally known to me to be such officers, and who are personally known to me to be the same persons who executed as such officers the within instrument of writing, and such persons duly acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act as such officers and as the free and voluntary act of NorthWestern Corporation for the uses and purposes therein set forth.

        IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.

                                            /s/ Karen L. Smook
                                            ------------------------------------
                                                      Karen L. Smook
                                           Notary Public, Minnehaha County, S.D.
{NOTARIAL SEAL)                               My Commission expires 7-12-2005

STATE OF NEW YORK                   )
                                    ) SS
COUNTY OF NEW YORK                  )

        BE IT REMEMBERED, that on this 10th day of February, 2003, before me, Emily Fayan, a Notary Public within and for the County and State aforesaid, personally came L. O'Brien, a Vice President, and William G. Keenan, a Vice President, of JPMorgan Chase Bank, a bank organized under the laws of the State of New York, who are personally known to me to be such officers, and who are personally known to me to be the same persons who executed as such officers the within instrument of writing, and such persons duly acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act, each as such Vice President and as the free and voluntary act of JPMorgan Chase Bank for the uses and purposes therein set forth.

        IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.

                                           /s/ Emily Fayan
                                           Emily Fayan
                                           Notary Public, State of New York
                                           No. 01FA4737006
                                           Qualified in Kings County
                                           Certificate Filed in New York County
(NOTARIAL SEAL)                            Commission expires Dec. 31, 2005